SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): October 10, 2012

                                      NANO LABS CORP.
                                      ----------------
                        (Name of Small Business Issuer in its charter)

             Colorado                   333-171658
            84-1307164
      (State of incorporation)     (Commission File No.)      (IRS Employer
                                                             Identification No.)

                                  Calle 4, #37
                     Fraccionamiento Industrial Alce Blanco
                            Municipality of Naucalpan
                             Estado de Mexico, Mexico MCP 53520 (Address of
                principal executive offices, including Zip Code)

            Registrant's telephone number, including area code: 52-555-359-3446


                                                              N/A
------------------------------------                          ----
                (Former name or former address if changed since last report)

[PG NUMBER]

2

Item 1.01. Entry into a Material Definitive Agreement.

      On October __, 2012 the Company entered into an agreement with Dr. Victor Castrano relating to the acquisition from Dr. Castrano of new nanotechnology.

      The new technology involves a coating that can be applied to almost any surface, has low thermal conductivity and protects surfaces from water leaks, corrosion and rust.

      Nanotechnology involves mixing microscopic particles into paints, coatings and films that can be applied to most surfaces to provide temperature resistance and increased structural integrity.

      At closing, the Company will issue 101,000,000 shares of its common stock in exchange for an assignment of the new nanotechnology, and appoint Dr. Castrano as a Director and Chief Technological and Scientific Officer of the Company.

      Following the appointment of Dr. Castrano as an officer and director of the Company, Jose Manuel Flores Hernandez will resign as an officer and director.

      Dr. Victor M. Castrano, age 52, has been a Senior Research Consultant of CG2 NanoCoatings since 2006. Between 2002 and 2010 Dr. Castrano was the Director of the Centro de Fisica Aplicada y Tecnologia Avanzada of the Universidad Nacional Autonoma de Mexico. Dr. Castrano holds a PhD in Physics from the Universidad Nacional Autonoma de Mexico, is a member of numerous academic and industrial advisory boards related to nanotechnology, and has published over 650 articles relating to nanotechnology in various scholarly journals.

Item 3.02.  Unregistered Sales of Equity Securities

      The Company will rely upon the exemption  from  registration  provided by
 Section 4(2)of the Securities Act of 1933 with respect to the issuance of the shares to Dr. Castrano. Dr. Castrano is a sophisticated investor and will be provided full information regarding the Company's business and operations. There will be no general solicitation in connection with the offer or sale of the shares to be issued to Dr. Castrano. Dr. Castrano will acquire the shares for his own account. The shares cannot be sold unless pursuant to an effective registration statement or an exemption from registration.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      See Item 1.01 above.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 10, 2012           NANO LABS CORP.


                                        By:/s/Bernardo Camacho Chavarria
                                           -----------------------------
                                           Bernardo Camacho Chavarria, Chief
                                           Executive Officer